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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 3, 2005

SUPERIOR ESSEX INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-50514 (Commission File Number)	20-0282396 (IRS Employer Identification No.)
150 Interstate North Parkway, Atlanta, Georgia 30339 (Address of Principal Executive Offices) (Zip Code)

(770) 657-6000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

        At the 2005 Annual Meeting of Shareowners held on May 3, 2005, the shareowners of Superior Essex Inc. (the "Company") approved the Superior Essex Inc. 2005 Incentive Plan (the "Incentive Plan") and the 2005 Employee Stock Purchase Plan (the "ESPP"). A description of the material terms of such plans was included in the Company's Definitive Proxy Statement on Schedule 14A (File No. 000-50514) as filed with the Securities and Exchange Commission on March 30, 2005. A total of 500,000 shares of the Company's common stock are reserved and available for issuance pursuant to awards granted under the Incentive Plan, plus a number of additional shares equal to the number of shares of common stock remaining available for issuance pursuant to the Superior Essex Inc. 2003 Stock Incentive Plan (395,889 as of March 1, 2005) and shares underlying awards currently outstanding under the 2003 Plan that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. A total of 150,000 shares of common stock will be made available for purchase by participants under the ESPP.

        On March 3, 2005, the Company reported on Form 8-K (File No. 000-50514) the Compensation Committee's approval of the Superior Essex Inc. 2005 Executive Bonus Plan (the "Executive Bonus Plan") and the Superior Essex Inc. 2005 Executive Special Recognition Bonus Plan (the "Special Recognition Plan"). The Executive Bonus Plan and the Special Recognition Plan are subplans of the Incentive Plan and became effective as of May 3, 2005, the date the shareowners approved the Incentive Plan.

        The Incentive Plan, the ESPP, the Executive Bonus Plan and the Special Recognition Plan are filed herewith as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference.

Item 9.01—Financial Statements and Exhibits.

Exhibit	Description
99.1	Superior Essex Inc. 2005 Incentive Plan (incorporated herein by reference to Appendix C of the Company's Definitive Proxy Statement on Schedule 14A (File No. 000-50514) filed with the Securities and Exchange Commission on March 30, 2005)
99.2
Superior Essex Inc. 2005 Employee Stock Purchase Plan (incorporated herein by reference to Appendix D of the Company's Definitive Proxy Statement on Schedule 14A (File No. 000-50514) filed with the Securities and Exchange Commission on March 30, 2005)
99.3	Superior Essex Inc. 2005 Executive Bonus Plan
99.4	Superior Essex Inc. 2005 Executive Special Recognition Bonus Plan

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ESSEX INC.
Dated: May 5, 2005
	By:	/s/ DAVID S. ALDRIDGE
		Name:	David S. Aldridge
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

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SIGNATURES